FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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ADAMS NATURAL RESOURCES FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

ADAMS FUNDS

ADAMS

NATURAL RESOURCES FUND

ANNUAL REPORT

2016

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2016 AT A GLANCE

The Fund

•	a closed-end equity investment company specializing in energy and other natural resources stocks
•	objectives: preservation of capital

reasonable income

opportunity for capital gain

•	internally-managed
•	annual distribution rate of at least 6%

Stock Data (12/31/16)

NYSE Symbol PEO
Market Price $20.17
52-Week Range $14.29 – $20.82
Discount 16.0%
Shares Outstanding 28,555,305

Summary Financial Information

Year Ended December 31,	2016	2015
Net asset value per share (NASDAQ: XPEOX)	$24.02	$20.74
Total net assets	685,882,029	582,676,811
Unrealized appreciation on investments	188,273,318	94,718,621
Net investment income	11,536,954	10,258,582
Net realized gain	20,350,872	27,921,844
Total return (based on market price)	20.2%	(20.0)%
Total return (based on net asset value)	22.5%	(19.1)%
Ratio of expenses to average net assets	0.82%	1.26%*
Annual distribution rate	6.1%	6.2%

* Excluding non-recurring charge for termination of defined benefit plans, ratio was 0.86%.

2016 Dividends and Distributions

Paid	Amount (per share)	Type
March 1, 2016	$0.05	Long-term capital gain
March 1, 2016	0.05	Investment income
June 1, 2016	0.10	Investment income
September 1, 2016	0.10	Investment income
December 23, 2016	0.68	Long-term capital gain
December 23, 2016	0.16	Investment income

	$1.14

2017 Annual Meeting of Shareholders

Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202

Date: April 21, 2017

Time: 10:00 a.m.

Letter from Chief Executive Officer, Mark E. Stoeckle

Dear Fellow Shareholders,

Volatility driven by political and macroeconomic events characterized the broader markets during 2016. Concerns about China’s growth in January, the Brexit vote in June, and the U.S. election in November were among the key developments contributing to the volatility, although the markets proved to be quite resilient in the face of so much uncertainty. A rebound in corporate earnings, accelerating U.S. economic growth, and stabilizing oil prices supported investor enthusiasm for stocks beginning mid-year. And after the election, investor concerns over the implications of President-elect Trump’s victory shifted quickly to expectations for pro-growth policies, driving the S&P 500 to all-time highs in December while providing a 12.0% total return for the year.

Natural Resources stocks fared even better. After several years of underperformance, oil stocks reaped the rewards of optimism about supply/demand rebalancing and an agreement by OPEC members to curtail production. Sensitivity to improving global growth, as well as the potential for a less restrictive regulatory environment with President-elect Trump in the White House, played roles in the performance of Energy and Materials stocks. The Energy sector in the S&P advanced 27.4% for the year, more than doubling the return of the S&P 500, and the Materials sector advanced 16.7%

Adams Natural Resources Fund, Inc., with exposure in both Energy and Materials, produced a total return on net asset value of 22.5% and 20.2% on market price. The Lipper Global Natural Resources Funds Average, our peer group, gained 24.0%. The Fund’s return lagged our benchmark*, which registered a gain of 25.1%. In line with our commitment to shareholders, the Fund distributed 6.1% in 2016.

“Anticipated economic growth both domestically and globally sets the stage for natural resources stocks to advance.”

2016 Market Recap

Investors in Energy and Materials equities enjoyed market-leading returns while enduring a volatile year. Beginning in the opening trading session of the year, markets declined. Oil prices and the stock market moved in lockstep during January and February reflecting a common theme: fear that slowing Chinese growth could send the global economy into recession. By February 11th, the market declined 10%, suffering its worst-ever start to a year, while U.S. crude (West Texas Intermediate) prices fell to a decade low of $26.21 a barrel. However, investor worries subsided quickly and the markets assumed an upward trajectory.

Oil prices trended higher in a tight correlation with a stock market rebound that reflected improving U.S economic growth and stability in the outlook for the global economy. Additional factors unique to crude markets sent oil prices to $50 a barrel in June. Production outages in several countries, including Canada, Nigeria, and Venezuela, removed substantial supply from the market. Upward pressure on oil prices also reflected reports released by the U.S. Energy Department that showed a continued decline in U.S. crude production and persistent demand for petroleum products.

As outages from Canadian wildfires lessened and militant-related disruptions in Nigeria and production issues in Venezuela eased, oil slipped back under $40 a barrel in August. The $50 price level returned again in early October, buoyed by U.S. government figures that showed inventory drawdowns. Around this time, OPEC and some non-OPEC countries began discussing lowering production targets. But skepticism about their ability to reach an agreement drove fluctuations in oil prices prior to the November meeting.

LETTER TO SHAREHOLDERS (CONTINUED)

On November 30th, just two years after OPEC opted to let market forces set the oil price it reconsidered that decision and pledged to remove 1.2 million barrels a day from global oil production during the first half of 2017. Russia, the biggest supplier outside of OPEC, and other non-member countries joined forces with the group and a few days later also pledged to pump less. These landmark agreements supported a year-end closing price of $53.72 per barrel.

Natural gas followed a similar pattern. Flush with plentiful supply from several years of production growth, and demand failing to keep pace with this supply surge, prices fell to a 17-year low of $1.64 per million cubic feet (mcf) in the first quarter. But natural gas production began to fall just as utility demand for gas reached record levels. Warmer temperatures across the country, followed by the start of the withdrawal season cut into the storage surplus. Natural gas prices surged to $3.93 per mcf as cold weather demand tightened the market.

The election of Donald Trump boosted the stock market, including the Energy and Materials sectors. Promises of business-friendly policies such as looser regulation, fiscal stimulus, and fewer environmental restrictions provided tailwinds for the market.

The significant increases in oil and gas prices were reflected in positive stock price moves across the energy complex. Companies that operate “closest to the well” generally reap earnings rewards earlier and react first when commodity prices increase. Businesses that provide equipment and services to producers enjoyed a 28.0% advance while their customers, exploration and production (E&P) companies, delivered a 31.4% return. Large integrated companies lagged those returns but still reported an advance of 25.6% while returns in refiners were more modest. Though representing a small portion of our benchmark, midstream companies that process, move, and store oil and gas were surprisingly the best performing group, registering a 45.8% increase. After a dismal 2015, midstream companies shored up balance sheets, cut dividends, and benefited from reduced customer risks. President-elect Trump’s victory negated some of the fears that regulatory hurdles would continue to impede new projects. Merger and acquisition activity also boosted the industry.

The Basic Materials sector advanced 20.3% led by a breathtaking 78.6% jump in metals and mining. This cyclical sector benefited from the potential for infrastructure spending, less regulation, and forecasts for growth in the global economy.

Portfolio Performance

As we indicated last year, we were confident that the self-correcting nature of the oil industry would result in a rebalancing of the market. But with the prospect of “lower for longer” energy prices looming, we focused on capital-efficient, high-quality companies. That strategy helped the Fund weather early declines in the market and outperform as oil prices recovered.

The returns of the Fund’s Energy sector investments surpassed its benchmark. Our stock selection and weightings focused on companies with strong balance sheets and low costs. E&P companies operating in the Permian Basin represented a significant area of focus for the Fund and were strong contributors during the year. Among these stocks were RSP Permian, Cimarex, Concho Resources, and Pioneer Natural Resources.

Stock selection and an emphasis on onshore versus offshore service providers also contributed to benchmark-leading returns in the equipment and services industry. As oil prices increased, the rig count recovered. After plunging from record levels in 2014, the rig count started to recover around mid-year. The outlook for companies providing products and services to the oilfield also improved. Our overweight positon in Halliburton, one of the world’s largest providers of products and services to the energy industry, was a top contributor to the Fund’s performance.

LETTER TO SHAREHOLDERS (CONTINUED)

Midstream stocks generated robust absolute gains for the year. Spectra Energy was the top contributor for the Fund in 2016. Through mid-year, Spectra rebounded along with the rest of the group after a difficult 2015. A September announcement that the company planned to combine with Enbridge further propelled the stock.

While Energy, our largest sector in the portfolio, exceeded its benchmark, Materials underperformed. Our position in CF Industries and an underweight position in metals and mining contributed to the difficulty. Agricultural chemical companies, such as CF Industries, were caught between high crop inventories and weaker-than-expected product prices. With expectations that the agriculture complex will face another challenging year in 2017, we exited our position. Metals and mining stocks experienced outsized moves during the year, reflecting improving macroeconomics and potential infrastructure spending. Our decision to be underweight metals and mining stocks versus our benchmark and adverse stock selection detracted from relative results.

Outlook for 2017

The year kicks off with a new U.S. President, stocks near an all-time high, rising interest rates, and higher oil and gas prices. GDP growth is accelerating and U.S. corporate earnings are showing continued growth. The U.S. consumer is benefiting from employment gains, modestly improving wages, and favorable housing conditions. Interest rates, though expected to rise, remain at historically low levels. Further economic growth could be forthcoming if plans to lower corporate taxes and loosen regulations materialize.

Anticipated economic growth both domestically and globally sets the stage for natural resources stocks to advance. Energy stocks have the additional tailwind of the OPEC production agreement. Assuming successful implementation, planned supply cuts from OPEC would alleviate excess supply in the first half of 2017. Mindful of OPEC’s history of non-compliance with agreements and the potential for oil supplies and inventories to remain high, we continue to focus on high-quality and capital-efficient companies.

As optimism for supply and demand fundamentals improved, we adjusted the portfolio to benefit from higher North American drilling activity and rising oil and gas prices. We added Forum Energy Technologies, a global oilfield products and services company, to the Fund. The company has the most leverage to North American equipment demand and is also best positioned to benefit from the land rig upgrade cycle. Forum streamlined operations during the downturn, taking permanent costs out of the system, which sets up the company to benefit from margin expansion in the expected upcycle.

We also added companies in E&P in the fourth quarter, favoring those names that have access to the most productive basins, are efficient users of technology, and have demonstrated an ability to grow production. Callon Petroleum’s stock provided an opportunity for us to establish a position in a smaller-cap Permian basin company. Superior economics to its larger peers and the ability to grow production with only modest drilling supported this addition to the portfolio. We also increased our exposure to improving natural gas fundamentals with the addition of Range Resources. Range is a high-quality natural gas company and maintains one of the largest acreage positions in the Marcellus shale. It is among the lowest cost operators and plans to significantly grow production.

As noted earlier, the metals and mining group outperformed the overall Materials sector in 2016 after several years of underperformance. A combination of factors caused this turn. Most notable was the improvement in Chinese macro data, anticipation of accelerating economic growth post the U.S. election, more infrastructure spending, and possible tariffs. We initiated positions in two steel-related stocks, Reliance Steel & Aluminum and Steel Dynamics. We identified an attractive opportunity to buy Reliance, a low-cost operator and the largest metals service center in the U.S. The company has been able to consistently grow through consolidation in a highly fragmented market. The addition of Steel Dynamics reflects our belief that this low-cost steel producer will be a prime beneficiary of potentially increasing infrastructure and energy spending.

LETTER TO SHAREHOLDERS (CONTINUED)

Investors in Adams Natural Resources Fund, Inc. were rewarded with a total return of 22.5% on net asset value and 20.2% on market price in 2016. The combination of improving macroeconomic fundamentals, a significantly changing political landscape both domestically and abroad, and an OPEC-production agreement present a unique environment for investors. Our long-term focus and proven strategy help us find opportunities during periods of upturns as well as retrenchments in the market. Through identifying high-quality companies that are executing well and trading at the right price, Adams Funds focuses on taking advantage of market anomalies for the benefit of our shareholders.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

January 20, 2017

*	Our internal benchmark is comprised of the Dow Jones Oil and Gas Index (80% weight) and the Dow Jones Basic Materials Index (20% weight).

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

INVESTMENT GROWTH

(unaudited)

This chart shows the value of hypothetical $10,000 investments in the Fund at net asset value and market price over the past 15 years. All Fund distributions are reinvested at the price received in the Fund’s dividend reinvestment plan. Returns do not reflect taxes paid by shareholders on distributions or the sale of shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16

	Years
	1	3	5	10	15
PEO NAV	22.5%	(3.1)%	3.3%	3.6%	7.3%
PEO Market Price	20.2%	(3.4)%	2.9%	2.7%	6.5%
Lipper Global Natural Resources Funds Average*	24.0%	(7.2)%	(1.2)%	(1.0)%	7.7%

* Source: Thomson Reuters

PORTFOLIO HIGHLIGHTS

December 31, 2016

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	Percent of Net Assets

Exxon Mobil Corp.	$127,215,152	18.5%
Chevron Corp.	67,748,120	9.9
Schlumberger Ltd.	43,721,160	6.4
ConocoPhillips	27,135,768	4.0
Occidental Petroleum Corp.	26,981,924	3.9
Dow Chemical Co.	25,488,992	3.7
Halliburton Co.	25,198,908	3.7
Valero Energy Corp.	20,509,664	3.0
EOG Resources, Inc.	19,765,050	2.9
LyondellBasell Industries N.V. (Class A)	19,609,308	2.9

	$403,374,046	58.9%

Industry Weightings

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments* at value:
Common stocks (cost $483,380,557)	$671,653,875
Short-term investments (cost $14,845,719)	14,845,719	$686,499,594
Cash		271,450
Dividends and interest receivable		904,718
Prepaid expenses and other assets		445,193
Total Assets		688,120,955

Liabilities
Accrued expenses and other liabilities		2,238,926
Total Liabilities		2,238,926
Net Assets		$685,882,029

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 28,555,305 shares (includes 28,943 nonvested restricted shares, 9,600 nonvested or deferred restricted stock units, and 14,060 deferred stock units) (note 7)		$28,555
Additional capital surplus		496,556,715
Undistributed net investment income		166,634
Undistributed net realized gain on investments		856,807
Unrealized appreciation on investments		188,273,318
Net Assets Applicable to Common Stock		$685,882,029
Net Asset Value Per Share of Common Stock		$24.02

* See Schedule of Investments beginning on page 17.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Investment Income
Income:
Dividends	$16,582,131
Interest and other income	63,196
Total Income	16,645,327
Expenses:
Investment research compensation and benefits	2,341,738
Administration and operations compensation and benefits	1,188,452
Directors’ compensation	442,500
Occupancy and other office expenses	341,777
Investment data services	219,070
Shareholder reports and communications	206,160
Transfer agent, custody, and listing fees	134,680
Audit and tax services	81,191
Accounting, recordkeeping, and other professional fees	69,227
Insurance	60,743
Legal services	22,835
Total Expenses	5,108,373
Net Investment Income	11,536,954

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	19,233,722
Net realized gain on total return swap agreements	1,117,150
Change in unrealized appreciation on investments	93,554,697
Net Gain on Investments	113,905,569
Change in Net Assets Resulting from Operations	$125,442,523

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2016	2015
From Operations:
Net investment income	$11,536,954	$10,258,582
Net realized gain	20,350,872	27,921,844
Change in unrealized appreciation	93,554,697	(186,647,414)
Change in accumulated other comprehensive income (note 6)	—	1,432,315
Change in Net Assets Resulting from Operations	125,442,523	(147,034,673)

Distributions to Shareholders from:
Net investment income	(11,517,771)	(10,408,624)
Net realized gain	(20,506,783)	(27,390,564)
Decrease in Net Assets from Distributions	(32,024,554)	(37,799,188)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	9,574,317	12,630,987
Deferred compensation (notes 5, 7)	212,932	373,946
Increase in Net Assets from Capital Share Transactions	9,787,249	13,004,933
Total Change in Net Assets	103,205,218	(171,828,928)

Net Assets:
Beginning of year	582,676,811	754,505,739
End of year (including undistributed net investment income of $166,634 and $18,583, respectively)	$685,882,029	$582,676,811

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally-managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.

Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 8% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During 2016, the Fund paid dividends and long-term capital gain distributions of $2,492,922 to ADX. Directors of the Fund are also directors of ADX. Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, ADX, and the Fund have a shared management team.

Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s policy, which dictates that such expenses be attributed to each entity based on the relative net assets of the Funds, or, in the case of AFA, the net assets under management. Investment research compensation and benefits are attributed to each entity based on the relative market values of the portfolio securities covered in each respective entity. Expense allocations are updated quarterly, except for those related to payroll, which are updated annually.

For the year ended December 31, 2016, expenses of $7,003,323 and $442,604 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, ADX or AFA as of December 31, 2016.

Investment Transactions, Investment Income, and Distributions — The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund, ADX, and AFA to protect the Fund from potential conflicts of interests. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;
•	Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available in the circumstances.

Investments in securities traded on national security exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

At December 31, 2016, the Fund’s financial instruments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$671,653,875	—	—	$671,653,875
Short-term investments	14,845,719	—	—	14,845,719
Total investments	$686,499,594	—	—	$686,499,594

There were no transfers between levels during the year ended December 31, 2016.

2. FEDERAL INCOME TAXES

No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense.

As of December 31, 2016, the identified cost of securities for federal income tax purposes was $498,226,276 and net unrealized appreciation aggregated $188,273,318, consisting of gross unrealized appreciation of $233,855,541 and gross unrealized depreciation of $45,582,223.

Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Fund’s retirement plans and equity-based compensation. Differences that are permanent, while not material for the year ended December 31, 2016, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2016 and December 31, 2015 were classified as ordinary income of $11,512,553 and $10,407,286, respectively, and as long-term capital gain of $20,499,473 and $27,385,241, respectively. The tax basis of distributable earnings at December 31, 2016 was $976,327 of undistributed ordinary income and $1,009,001 of undistributed long-term capital gain.

3. INVESTMENT TRANSACTIONS

The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Purchases and sales of portfolio investments, other than short-term investments, during the year ended December 31, 2016 were $117,721,038 and $135,446,900, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DERIVATIVES

During the year ended December 31, 2016, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to obtain leverage, to gain or limit exposure to particular market sectors or securities, to provide additional income, and/or to limit equity price risk in the normal course of pursuing its investment objectives. The financial derivative instruments outstanding as of year-end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the year indicate the volume of financial derivative activity for the period.

Total Return Swap Agreements — The Fund may use total return swap agreements to manage exposure to certain risks and/or to enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as an unrealized gain or loss in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the contract prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement. The fair value of each outstanding total return swap contract is presented on the Schedule of Investments.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the contract. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of December 31, 2016, there were no outstanding total return swap agreements, no securities pledged by the Fund, and no cash collateral was held by the Fund.

5. CAPITAL STOCK

The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 23, 2016, the Fund issued 462,680 shares of its Common Stock at a price of $20.66 per share (the average market price on December 12, 2016) to shareholders of record November 25, 2016, who elected to take stock in payment of the year-end distribution from 2016 capital gain and investment income. During 2016, the Fund issued 765 shares of Common Stock at a weighted average price of $20.08 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On December 22, 2015, the Fund issued 702,985 shares of its Common Stock at a price of $17.93 per share (the average market price on December 9, 2015) to shareholders of record on November 25, 2015, who elected to take stock in payment of the year-end distribution from 2015 capital gain and investment income. During 2015, the Fund issued 1,311 shares of Common Stock at a weighted average price of $20.15 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Income Compensation Plan.

The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team may deem appropriate. There were no shares repurchased by the Fund in 2016 or 2015. Transactions in Common Stock for 2016 and 2015 were as follows:

	Shares		Amount
	2016	2015	2016	2015
Shares issued in payment of distributions	463,445	704,296	$9,574,317	$12,630,987
Net activity under the 2005 Equity Incentive Compensation Plan	(4,791)	11,435	212,932	373,946
Net change	458,654	715,731	$9,787,249	$13,004,933

6. RETIREMENT PLANS

Defined Contribution Plans — The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plan and, subject to Board approval, may also make a discretionary contribution to the plans. During 2016, the Fund recorded matching contributions of $178,298. As of December 31, 2016, the Fund recorded a liability in the amount of $118,571, included in Accrued expenses and other liabilities in the accompanying Statement of Assets and Liabilities, representing the 2016 discretionary contribution.

Defined Benefit Plans — The Fund terminated its qualified and nonqualified defined benefit plans in 2015 and has no further defined benefit obligations. In terminating these plans, the Fund incurred settlement costs in 2015 representing the amount of the pension obligation in excess of the previously-recorded pension liability and any unamortized actuarial losses remaining in accumulated other comprehensive income at the time of termination.

A December 31 measurement date was used for its defined benefit plans. Details in aggregate for the plans were as follows:

	2016	2015
Change in benefit obligation
Benefit obligation at beginning of year	$—	$5,744,402
Interest cost	—	76,010
Benefits paid (qualified and nonqualified plans)	—	(7,233,249)
Effect of settlement	—	1,412,837
Benefit obligation at end of year	$—	$—

Change in qualified plan assets
Fair value of qualified plan assets at beginning of year	$—	$4,472,787
Actual return on plan assets	—	20,840
Contributions	—	862,157
Qualified plan benefits paid	—	(5,355,784)
Fair value of qualified plan assets at end of year	$—	$—
Funded status	$—	$—

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Items impacting the Fund’s pension cost and accumulated other comprehensive income were:

	2016	2015
Components of pension cost
Interest cost	$—	$76,010
Expected return on plan assets	—	(18,557)
Net loss component	—	82,336
Effect of settlement	—	2,762,816
Pension cost	$—	$2,902,605

Change in accumulated other comprehensive income
Reclassifications to net periodic pension cost:
Amortization of net loss	$—	$82,336
Effect of settlement	—	1,349,979
Change during the year	$—	$1,432,315

Assumptions used to determine benefit obligations and net periodic pension cost were:

	2016	2015
Discount rate (net periodic pension cost)	—%	2.94%
Expected return on plan assets	—%	1.80%

The assumption used to determine expected return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

7. EQUITY-BASED COMPENSATION

The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock awards granted prior to the Plan’s expiration remain outstanding as of December 31, 2016 and vest on various dates through September 2, 2018, provided the service condition set forth in the award at grant is satisfied. Also outstanding are restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred by the election of the director.

Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date). Awards earn an amount equal to the Fund’s per share distribution, payable in either cash (employees) or reinvested shares (non-employee directors). Reinvested shares are fully vested and paid concurrently with the payment of the original share grant. A summary of the activity related to nonvested restricted shares and restricted stock units for the year ended December 31, 2016 is as follows:

Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2015	66,162	$27.09
Reinvested dividend equivalents	765	20.08
Vested & issued	(14,174)	25.65
Forfeited	(150)	24.86
Balance at December 31, 2016 (includes 0 performance-based awards and 52,603 nonperformance-based awards)	52,603	$26.59

Compensation cost is based on the fair market value of the award on grant date and recognized on a straight-line basis over the vesting period. Any compensation cost recognized related to an award that is subsequently forfeited due to unmet service conditions is reversed. Total compensation cost related to equity-based compensation for the year ended December 31, 2016 was $290,584. As of December 31, 2016, the Fund had unrecognized compensation cost of $173,385, a component of additional capital

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

surplus, related to nonvested awards that will be recognized over a weighted average period of 0.93 years. The total fair value of awards vested and issued during the year ended December 31, 2016 was $236,350.

8. OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid by the Fund during the year ended December 31, 2016 to officers and directors amounted to $3,270,454, of which $442,500 was paid to directors who were not officers. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

9. PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Cash deposits are placed in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of income for lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2016, the Fund had no securities on loan. The Fund is indemnified by the Custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

10. OPERATING LEASE COMMITMENTS

The Fund and its affiliated companies lease office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized rental expense of $145,441 in 2016, and its estimated portion of the minimum rental commitments are as follows:

2017	$138,127
2018	141,495
2019	114,371
2020	113,552
2021	111,447
Thereafter	600,063
Total	$1,219,055

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$20.74	$27.56	$32.26	$27.84	$28.58
Net investment income	0.41	0.37	0.50	0.44	0.48
Net realized gain and change in unrealized appreciation	4.07	(5.80)	(3.23)	5.93	0.48
Change in accumulated other comprehensive income (note 6)	—	0.05	(0.01)	0.03	—
Total from operations	4.48	(5.38)	(2.74)	6.40	0.96
Less distributions from:
Net investment income	(0.41)	(0.38)	(0.51)	(0.46)	(0.42)
Net realized gain	(0.73)	(1.00)	(1.38)	(1.42)	(1.18)
Total distributions	(1.14)	(1.38)	(1.89)	(1.88)	(1.60)
Capital share repurchases (note 5)	—	—	0.03	0.05	—
Reinvestment of distributions	(0.06)	(0.06)	(0.10)	(0.15)	(0.10)
Total capital share transactions	(0.06)	(0.06)	(0.07)	(0.10)	(0.10)
Net asset value, end of year	$24.02	$20.74	$27.56	$32.26	$27.84
Market price, end of year	$20.17	$17.74	$23.84	$27.38	$23.92

Total Investment Return*
Based on market price	20.2%	(20.0)%	(6.3)%	22.7%	4.3%
Based on net asset value	22.5%	(19.1)%	(8.0)%	24.2%	4.0%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$685,882	$582,677	$754,506	$863,690	$732,988
Ratio of expenses to average net assets	0.82%	1.26% †	0.63%	0.78% ††	0.65% ††
Ratio of net investment income to average net assets	1.85%	1.49% †	1.53%	1.44% ††	1.67% ††
Portfolio turnover	19.0%	16.0%	19.6%	18.7%	11.7%
Number of shares outstanding at end of year (in 000’s)	28,555	28,097	27,381	26,775	26,326

*	Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.
†	Ratio of expenses to average net assets was 0.86%, excluding the one-time charge of $2,762,816 related to the termination of the defined benefit plans (note 6), and the ratio of net investment income to average net assets was 1.89%.
††	Ratios of expenses to average net assets were 0.70% and 0.64% in 2013 and 2012, respectively, excluding non-recurring pension-related settlement charges. The adjusted ratios of net investment income to average net assets were 1.52% and 1.68% in 2013 and 2012, respectively.

SCHEDULE OF INVESTMENTS

December 31, 2016

	Shares	Value (A)
Common Stocks — 97.9%
Energy — 79.4%
Exploration & Production — 25.6%
Anadarko Petroleum Corp.	268,500	$18,722,505
Callon Petroleum Co. (B)	246,700	3,791,779
Cimarex Energy Co.	78,600	10,681,740
Concho Resources Inc. (B)	86,400	11,456,640
ConocoPhillips	541,200	27,135,768
EOG Resources, Inc.	195,500	19,765,050
EQT Corp.	107,700	7,043,580
Marathon Oil Corp.	603,900	10,453,509
Noble Energy, Inc.	290,600	11,060,236
Occidental Petroleum Corp.	378,800	26,981,924
Pioneer Natural Resources Co.	80,800	14,549,656
Range Resources Corp.	145,500	4,999,380
RSP Permian, Inc. (B)	136,800	6,104,016
Whiting Petroleum Corp. (B)	251,500	3,023,030

		175,768,813

Integrated Oil & Gas — 28.4%
Chevron Corp.	575,600	67,748,120
Exxon Mobil Corp.	1,409,430	127,215,152

		194,963,272

Oil Equipment & Services — 13.9%
Baker Hughes, Inc.	90,100	5,853,797
Forum Energy Technologies, Inc. (B)	152,000	3,344,000
Halliburton Co.	465,870	25,198,908
National Oilwell Varco, Inc.	133,500	4,998,240
Oil States International Inc. (B)	170,000	6,630,000
Schlumberger Ltd.	520,800	43,721,160
Weatherford International plc (B)	1,138,600	5,681,614

		95,427,719

Pipelines — 4.9%
Kinder Morgan Inc.	666,500	13,803,215
Spectra Energy Corp.	182,900	7,515,361
Targa Resources Corp.	90,200	5,057,514
Williams Companies, Inc.	242,600	7,554,564

		33,930,654

Refiners — 6.6%
Holly Frontier Corp.	177,250	5,806,710
Marathon Petroleum Corp.	289,400	14,571,290
Phillips 66	51,475	4,447,955
Valero Energy Corp.	300,200	20,509,664

		45,335,619

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016

	Shares	Value (A)
Basic Materials — 18.5%
Chemicals — 15.6%
Air Products and Chemicals, Inc.	26,300	$3,782,466
Dow Chemical Co.	445,456	25,488,992
E.I. du Pont de Nemours & Co.	147,800	10,848,520
Eastman Chemical Co.	115,300	8,671,713
H.B. Fuller Co.	164,900	7,966,319
LyondellBasell Industries N.V. (Class A)	228,600	19,609,308
Materials Select Sector SPDR Fund	59,900	2,977,030
Monsanto Co.	150,400	15,823,584
PPG Industries, Inc.	125,800	11,920,808

		107,088,740

General Industrials — 0.7%
Packaging Corp. of America	52,800	4,478,496

Gold & Precious Metals — 0.6%
SPDR Gold Shares (B)	35,200	3,858,272

Industrial Metals — 1.6%
Arconic Inc.	100,366	1,860,792
Freeport-McMoRan Copper & Gold Inc. (B)	358,800	4,732,572
Reliance Steel & Aluminum Co.	28,000	2,227,120
Steel Dynamics, Inc.	55,700	1,981,806

		10,802,290

Total Common Stocks (Cost $483,380,557)		671,653,875

Short-Term Investments — 2.2%
Money Market Funds — 2.2%
Fidelity Institutional Money Market - Money Market Portfolio (Institutional Class), 0.83% (C)	12,000,000	12,000,000
Northern Institutional Treasury Portfolio, 0.41% (C)	2,845,719	2,845,719

Total Short-Term Investments (Cost $14,845,719)		14,845,719

Total Investments — 100.1% (Cost $498,226,276)		$686,499,594

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	Presently non-dividend paying.
(C)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Adams Natural Resources Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Adams Natural Resources Fund, Inc. (the “Fund”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, MD

February 10, 2017

PRINCIPAL CHANGES IN PORTFOLIO SECURITIES

During the Six Months Ended December 31, 2016

(unaudited)

	Purchases (Cost)	Sale (Proceeds)	Market Value Held at December 31, 2016
Air Products and Chemicals, Inc.	$4,031,418		$3,782,466
Callon Petroleum Co.	4,015,659		3,791,779
ConocoPhillips	2,658,146		27,135,768
Exxon Mobil Corp.	4,300,906	$3,849,407	127,215,152
Forum Energy Technologies, Inc.	3,616,822		3,344,000
HollyFrontier Corp.	4,652,505		5,806,710
Kinder Morgan Inc.	6,143,405	3,545,003	13,803,215
Materials Select Sector SPDR Fund	4,865,695		2,977,030
Monsanto Co.	2,487,395		15,823,584
Occidental Petroleum Corp.	6,673,728	2,302,733	26,981,924
Range Resources Corp.	4,971,764		4,999,380
Reliance Steel & Aluminum Co.	2,289,610		2,227,120
Targa Resources Corp.	5,179,924		5,057,514
CF Industries Holdings, Inc.		6,365,558	—
Cimarex Energy Co.		2,466,142	10,681,740
Concho Resources Inc.		2,424,547	11,456,640
EOG Resources, Inc.		11,643,181	19,765,050
First Solar, Inc.		2,776,323	—
Halliburton Co.		2,206,777	25,198,908
Marathon Oil Corp.		2,219,756	10,453,509
Marathon Petroleum Corp.		2,766,772	14,571,290
Packaging Corp. of America		2,252,407	4,478,496
PBF Energy Inc.		4,072,325	—
Schlumberger Ltd.		3,587,082	43,721,160
Spectra Energy Corp.		10,860,058	7,515,361

Note:	The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Year	(000’s) Value of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2002	$451,275	21,510	$20.98	$19.18	$.43	$.68	$—	$1.11	5.1%
2003	522,941	21,737	24.06	23.74	.38	.81	—	1.19	5.8
2004	618,887	21,980	28.16	25.78	.44	.88	—	1.32	5.4
2005	761,914	21,621	35.24	32.34	.56	1.22	—	1.78	5.9
2006	812,047	22,181	36.61	33.46	.47	3.33	—	3.80	11.2
2007	978,920	22,768	42.99	38.66	.49	3.82	—	4.31	11.6
2008	538,937	23,959	22.49	19.41	.38	2.61	—	2.99	8.9
2009	650,718	24,327	26.75	23.74	.37	1.03	—	1.40	6.6
2010	761,736	24,790	30.73	27.01	.32	.95	—	1.27	5.5
2011	732,811	25,641	28.58	24.48	.39	1.58	—	1.97	7.1
2012	732,988	26,326	27.84	23.92	.42	1.18	—	1.60	6.4
2013	863,690	26,775	32.26	27.38	.46	1.42	—	1.88	7.2
2014	754,506	27,381	27.56	23.84	.51	1.38	—	1.89	6.6
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	0.73	—	1.14	6.1

*	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

OTHER INFORMATION

Annual Certification

The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

Privacy Policy

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2016 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

OTHER INFORMATION (CONTINUED)

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.

Fees:

Initial Enrollment and Optional Cash

Investments:

Service Fee $2.50 per investment

Brokerage Commission $0.05 per share

Reinvestment of Dividends*:

Service Fee 2% of amount invested

(maximum of $2.50 per investment)

Brokerage Commission $0.05 per share

Sale of Shares:

Service Fee $10.00

Brokerage Commission $0.05 per share

Deposit of Certificates for safekeeping $7.50

(waived if sold)

Book to Book Transfers Included

To transfer shares to another participant or to a new participant

* The year-end dividend and capital gain distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

Minimum and Maximum Cash Investments:

Initial minimum investment (non-holders) $500

Minimum optional investment (existing holders) $50

Electronic Funds Transfer (monthly minimum) $50

Maximum per transaction $25,000

Maximum per year NONE

INVESTORS CHOICE Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

DIRECTORS

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (75) 1987	Professor Emeritus Graduate School of Business, Columbia University	Two	Aberdeen Asset Management Funds (6 closed-end funds) Credit Suisse Asset Management Funds (2 closed-end, 8 open-end funds) Mirae Asset Discovery Funds (6 open-end funds)
Phyllis O. Bonanno (73) 2003	Retired President & CEO International Trade Solutions, Inc. (consultants) (until 2009)	Two
Kenneth J. Dale (60) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (64) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (70) 2005	President & CEO GF Energy, LLC (electric power consultants)	Two
Kathleen T. McGahran, Ph.D., J.D., CPA (66) 2003 Chair of the Board	President & CEO Pelham Associates, Inc. (executive education provider) Adjunct Professor Tuck School of Business, Dartmouth College	Two	Scor Global Life Reinsurance Scor Reinsurance of New York
Craig R. Smith, M.D. (70) 2005	Retired President Williston Consulting LLC (pharmaceutical and biotechnology consulting) Chief Operating Officer Algenol LLC (ethanol manufacturing) (until 2014)	Two

Interested Director
Mark E. Stoeckle (60) 2013

Chief Executive Officer (since 2013)

Adams Natural Resources Fund, Inc.

Adams Diversified Equity Fund, Inc.

President (since 2015)

Adams Diversified Equity Fund, Inc.

Chief Investment Officer,

US Equities and Global Sector Funds

BNP Paribas Investment Partners (prior to 2013)

Two

All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund’s office.

OFFICERS

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (60) 2013	Chief Executive Officer of the Fund and Adams Diversified Equity Fund, Inc. since 2013 and President of Adams Diversified Equity Fund, Inc. since 2015; Chief Investment Officer, U.S. Equities and Global Sector Funds, BNP Paribas Investment Partners (prior to 2013)
James P. Haynie, CFA (54) 2013	President of the Fund and Executive Vice President of Adams Diversified Equity Fund, Inc. since 2015; Executive Vice President of the Fund and President of Adams Diversified Equity Fund, Inc. (2013-2015); Chief Investment Officer, US Equities and Global Sector Funds, BNP Paribas Investment Partners (2013); Senior Portfolio Manager, BNP Paribas Investment Partners (prior to 2013)
Nancy J. F. Prue, CFA (62) 1982	Executive Vice President, Director of Shareholder Communications of the Fund and Adams Diversified Equity Fund, Inc. since 2015; President of the Fund (2012-2015); Executive Vice President of the Fund (prior to 2012), Executive Vice President of Adams Diversified Equity Fund, Inc. (prior to 2015).
Brian S. Hook, CFA, CPA (47) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Diversified Equity Fund, Inc. since 2013; Chief Financial Officer and Treasurer of the Fund and Adams Diversified Equity Fund, Inc. (2012-2013); Treasurer of the Fund and Adams Diversified Equity Fund, Inc. (prior to 2012)
Lawrence L. Hooper, Jr. (64) 1997	Vice President, General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Diversified Equity Fund, Inc.
Gregory Buckley (46) 2013	Vice President-Research since 2015; Senior Research Analyst (2013-2015); Equity Analyst and Portfolio Manager, BNP Paribas (prior to 2013).
Michael A. Kijesky, CFA (46) 2009	Vice President-Research
Michael E. Rega, CFA (57) 2014	Vice President-Research of the Fund and Adams Diversified Equity Fund, Inc. since 2014; Senior Equity Analyst and Portfolio Manager, BNP Paribas Investment Partners (prior to 2014)
Christine M. Sloan, CPA (44) 1999	Assistant Treasurer of the Fund and Adams Diversified Equity Fund, Inc.

All officers serve for a term of one year upon their election by the Board of Directors at the annual organization meeting. The address for each officer is the Fund’s office.

SERVICE PROVIDERS

Counsel	Chadbourne & Parke LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (866) 723-8330 Website: www.amstock.com E-mail: info@amstock.com

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Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Frederic A. Escherich and Enrique R. Arzac, who are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements and review of the registrant's semi-annual financial statements for 2016 and 2015 were $69,348 and $67,328, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2016 and 2015.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2016 and 2015 were $8,568 and $8,318, respectively.

(d) All Other Fees. The aggregate fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2016 and 2015 were $0 and $4,315, respectively, which related to the review of the registrant's procedures for calculating the amounts granted and vested for the registrant's employees in accordance with the registrant's 2005 Equity Incentive Compensation Plan, review of the registrant's calculations related to that plan, and preparation of a related report to the registrant's Compensation Committee.

(e)	(1)

Audit Committee Pre-Approval Policy. The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit and review quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting. All services performed in 2016 and 2015 were pre-approved by the audit committee.

	(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2016 and 2015 were $8,568 and $12,633, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Frederic A. Escherich, Enrique R. Arzac, Roger W. Gale, and Craig R. Smith.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer, and James P. Haynie, President, comprise the two-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013; prior thereto, he served as Chief Investment Officer, U.S. Equities and Global Sector Funds, for BNP Paribas Investment Partners. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as Executive Vice President until January 21, 2015; prior thereto, Mr. Haynie served as Chief Investment Officer, U.S. Equities, for BNP Paribas Investment Partners from February 2013 and was Senior Portfolio Manager at BNP Paribas Investment Partners from 2005 to 2013. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle and Haynie receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of the date of this filing, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlling affiliate, Adams Diversified Equity Fund, Inc. ("ADX"), a registered investment company with total net assets of $1,513,497,727 as of December 31, 2016. Mr. Stoeckle is Chief Executive Officer and President of ADX and Mr. Haynie is Executive Vice President. The registrant is a non-diversified fund focusing on the energy and natural resources sectors and ADX is a diversified fund with a different focus. There are few material conflicts of interest that may arise in connection with the portfolio management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2016, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and ADX, with 70% weighting, and individual performance, with a 30% weighting. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's total return on net asset value ("NAV") over each of these periods is used to determine performance relative to a blended benchmark of 80% Dow Jones U.S. Oil and Gas Index and 20% Dow Jones U.S. Basic Materials Index. Using these calculations, the incentive compensation can be less than or exceed the established target.

The registrant's Equity Incentive Compensation Plan, approved by shareholders in 2005 and reapproved in 2010, expired on April 27, 2015. The registrant's portfolio managers are no longer compensated with grants of equity compensation.

As of December 31, 2016, the structure of the compensation that the portfolio managers receive from ADX is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Funds Average universe.

(4) Using a valuation date of December 31, 2016, Messrs. Stoeckle and Haynie each beneficially owned equity securities in the registrant valued between $100,001 and $500,000.
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	-----------------------------------		-----------------------------------	----------------------------------		-----------------------------------
January 2016	0		--	0		1,332,000
February 2016	0		--	0		1,332,000
March 2016	0		--	0		1,332,000
April 2016	0		--	0		1,332,000
May 2016	0		--	0		1,332,000
June 2016	0		--	0		1,332,000
July 2016	0		--	0		1,332,000
August 2016	0		--	0		1,332,000
September 2016	0		--	0		1,332,000
October 2016	0		--	0		1,332,000
November 2016	0		--	0		1,332,000
December 2016	0		--	0		1,332,000	(2c)
	-----------------------------------		-----------------------------------	-----------------------------------
Total	0	(1)	$0	0	(2a)(2b)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The Plan was announced on December 11, 2014.

(2b) The share amount approved in 2014 was 5% of outstanding shares, or 1,332,000 shares.

(2c) The Plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 24, 2017

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	February 24, 2017